                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-KA

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 27, 2001



                           DAMARK INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

      MINNESOTA                    1-19902                         41-1551116
(State of Incorporation)      (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)





                         301 Carlson Parkway, Suite 201
                          Minneapolis, Minnesota 55305
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (952) 258-2000
              (Registrant's telephone number, including area code)





                         EXHIBIT INDEX LOCATED AT PAGE 3

ITEM 5.       OTHER EVENTS.

         On March 26, 2001, Damark International, Inc. (the "Company") entered into an amendment with the holders of its 10% Senior Convertible Notes (the "Senior Convertible Notes") issued on February 27, 2001 to change the maturity date of the Senior Convertible Notes to February 4, 2002 and to modify certain default provisions.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

        (c)      Exhibits


         EXHIBIT NO.                                          DESCRIPTION OF EXHIBIT

                 3.1          Form of 10% Senior Convertible Note (previously filed)
                 3.2          Certificate of Designations, Preferences and Rights for Series E Preferred Stock (previously filed)
                10.1          Securities Purchase Agreement dated February 26, 2001 (previously filed)
                10.2          Registration Rights Agreement dated February 26, 2001 (previously filed)
                10.3          Escrow Agreement dated February 28, 2001
                10.4          Amendment dated March 26, 2001


                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it behalf by the undersigned, thereunto duly authorized.

                                           DAMARK INTERNATIONAL, INC.


Dated:  March 29, 2001                     By       /s/ George S. Richards
                                           -------------------------------------
                                           George S. Richards
                                           Chairman, Chief Executive Officer and
                                           President

                                  EXHIBIT INDEX



         EXHIBIT NO.                                          DESCRIPTION OF EXHIBIT

                 3.1          Form of 10% Senior Convertible Note (previously filed)
                 3.2          Certificate of Designations, Preferences and Rights for Series E Preferred Stock (previously filed)
                10.1          Securities Purchase Agreement dated February 26, 2001 (previously filed)
                10.2          Registration Rights Agreement dated February 26, 2001 (previously filed)
                10.3          Escrow Agreement dated February 28, 2001
                10.4          Amendment dated March 26, 2001



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